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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) JANUARY 19, 2000

                             ADMIRALTY BANCORP, INC.
                             -----------------------
             (Exact name of registrant as specified in its charter)

          DELAWARE                     0-24891                  65-0405207
 ----------------------------          ---------                -----------
 (State or other jurisdiction        (Commission               (IRS Employer
       of incorporation)             File Number)            Identification No.)

            4400 PGA BOULEVARD
       PALM BEACH GARDENS, FLORIDA                                  33410
       ---------------------------                                  -----
  (Address of principal executive offices)                        (Zip Code)

        Registrant's telephone number, including area code (561) 624-4701

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Item 5.  OTHER EVENTS.

         The Registrant issued a press release on January 19, 2000 announcing its results for 1999.

Item 7.  EXHIBITS.

         The following exhibit is filed with this Current Report on Form 8-K.

         EXHIBIT NO.                 DESCRIPTION
         -----------                 -----------

             99                      Press release announcing results for 1999.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Admiralty Bancorp, Inc., has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            ADMIRALTY BANCORP, INC.
                                            -----------------------
                                                (Registrant)


Dated:   January 19, 2000                   By: /S/ WARD KELLOGG
                                                ----------------
                                                WARD KELLOGG
                                                President and
                                                Chief Executive Officer

                                  EXHIBIT INDEX

                           CURRENT REPORT ON FORM 8-K

EXHIBIT NO.       DESCRIPTION                              PAGE NO.
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    99            Press release announcing                    5
                  results for 1999.